UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 10, 2024
(Earliest Event Date requiring this Report: December 6, 2024)

CAPSTONE COMPANIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Number 144-V, 10 Fairway Drive Suite 100
Deerfield Beach, Florida 33441
(Address of principal executive offices)

(954) 570-8889, ext. 313
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of Class of Securities.	Trading Symbol(s).	Name of exchange on which registered
N/A	N/A	N/A

The Registrant’s Common Stock is quoted on the OTCQB Venture Market of the OTC Markets Group, Inc. under the trading symbol “CAPC.”

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors. On December 6, 2024, Jeffrey Postal and George Wolf voluntarily resigned as directors of Capstone Companies, Inc. (“Company”). Neither Mr. Postal nor Mr. Wolf advised the Company of any disagreement with the Company on any matter relating to its operations, policies or practices. Mr. Postal’s resignation included resigning as a member of the Audit Committee and Nomination and Compensation Committee of the Company’s Board of Directors.

The resignations were tendered to create vacancies on the Company’s Board of Directors for any future appointment of new directors. Under the previously reported Management Transaction Agreement, signed October 31, 2024, (“MTA”) between the Company and Coppermine Ventures, LLC (“CVen”), CVen has the right to nominate two (2) directors for appointment to the Company’s Board of Directors to fill vacancies, which appointments are subject to verification by the Company’s Board of Directors of each nominee’s qualification to serve as a director. As reported in a Current Report on Form 8-K, dated December 4, 2024, (“December 4th Form 8-K”) filed by the Company with the Commission, and under the MTA, CVen nominated and has had one (1) nominee appointed to the Company’s Board of Directors.

Search for New Directors. The Company does not have any pending nominations for appointment to the Company’s Board of Directors as of the date of the filing of this Current Report on Form 8-K (“Form 8-K”). The Company’s intent is to seek new directors (including any CVen nominee) who can assist in developing or acquiring a new business line. Company lacks revenue generating operations and developing a new business line is critical to the Company’s ability to continue as a going concern. There is no assurance that the Company will be able to recruit any directors, or any appointed directors will in fact assist in developing or acquiring a new business line. Company’s recruitment efforts are hindered by the Company being a public shell company and a “penny stock” company under Commission rules. Further, there is no assurance that the Company will develop or acquire a new business line, or that any new business line will be a revenue generating or profitable operation. The Company will have to obtain sufficient funding to develop or acquire, and then support, any new business line, which funding the Company may be unable to obtain at all or, if obtained, may not be affordable, timely and adequate. There is no existing agreement by the Company and a third party for a merger or acquisition of a company or assets.

Item 7.01. Regulation FD Disclosure. The Company issued a press release on December 10, 2024, announcing the appointment of Alexander Jacobs as the new Chief Executive Officer and a director of the Company, which appointments were disclosed in the December 4th Form 8-K. The press release is attached as Exhibit 99.1 to this Form 8-K.

The press release attached as Exhibit 99.1 to this Form 8-K and the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

FORWARD LOOKING STATEMENTS. Except for statements of historical fact in this Form 8-K, the information contained above contains forward-looking statements, which statements are characterized by words like “should,” “may,” “intend,’ “expect,” “hope,” “believe,” “anticipate” and similar words. Forward looking statements are not guarantees of future performance and undue reliance should not be placed on them. Forward-looking statements necessarily involve known and unknown risks and uncertainties, which may cause actual performance and financial results in future periods to differ materially from any statements about future performance or results expressed or implied by such forward-looking statements. Capstone Companies, Inc. (“Company”) is a public shell company without revenue generating revenues and relies on working capital funding from third parties to sustain its corporate existence and fund meeting the compliance requirements as an SEC reporting company with its stock quoted on the OTC QB Venture Market. The Company is also a “penny stock” company with limited public market liquidity and no primary market makers. As such, Company may be unable to develop a new business line, or acquire or merge with an existing operating company, or, even if a new business line or revenue generating operation is established, to fund and successfully operate that new business line or operation. Further, the public auditors of the Company have expressed doubt as to the Company as a going concern. Company may be unable to obtain adequate, affordable and timely funding to sustain any new business line. There is substantial doubt about the Company’s ability to establish a new business line or sustain an operation. There is no existing agreement by the Company and a third party for a merger or acquisition of a company or assets. Any investment in the common stock of the Company is a highly risky investment that is not suitable for investors who cannot afford the total loss of the investment and the inability to liquidate the investment. The risk factors in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and other filings with the SEC should be carefully considered prior to any investment decision. The Company undertakes no obligation to update forward-looking statements if circumstances or management’s estimates or opinions should change except as required by applicable securities laws. The reader is cautioned not to place undue reliance on forward-looking statements.

Item 9.01. Financials and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

99.1	Capstone Companies, Inc. Press Release, dated December 10, 2024, re: Appointment of new Chief Executive Officer and Director

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By: /s/ Stewart Wallach

Stewart Wallach, Chief Executive Officer

Dated: December 10, 2024

Exhibit Number	Exhibit Description

99.1	Capstone Companies, Inc. Press Release, dated December 10, 2024, re: appointment of Alexander Jacobs as Chief Executive Officer and Director